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                               LEADER MUTUAL FUNDS

                      Supplement Dated July 2, 2004 to the
           Institutional, Investor A and B and Sweep Shares Prospectus
                              Dated January 1, 2004

Effective June 30, 2004, Union Planters Corporation, the parent of Union Planters Investment Advisors ("Current Adviser"), merged with and into Regions Financial Corporation ("RFC") (the "Merger"). The Merger constituted a change in control of the Current Adviser and resulted in the automatic termination of the investment advisory agreements under which the Current Adviser managed each series of LEADER Mutual Funds (the "Trust" or the "Funds") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, due to current engagements of KPMG LLP ("KPMG"), the independent accountants to the Trust, with RFC and its affiliates, KPMG is no longer allowed to serve the Trust in such role and has resigned as the Trust's independent accountants. At a special meeting (the "Meeting") of the Board of Trustees of the Trust (the "Board") held on June 28, 2004, the Board approved: (i) the engagement of Morgan Asset Management, Inc. ("MAM"), an indirect wholly owned subsidiary of RFC, to replace the Current Adviser as the investment adviser to each of the Funds; and (ii) PricewaterhouseCoopers LLP ("PWC") to replace KPMG as the independent accountants of the Trust for the fiscal year ending August 31, 2004.

Each of MAM and PWC will commence their engagements as of June 30, 2004, subject to shareholder approval and otherwise in accordance with the requirements of the 1940 Act. MAM will initially serve under the terms of interim investment advisory agreements for each of the Funds, as approved by the Board at the Meeting. The Board expects to call a Special Meeting of Shareholders whereby shareholders of the Funds will be asked to approve final investment advisory agreements with MAM and the engagement of PWC as the Trust's independent accountants.

MAM, located at 417 North 20th Street, Birmingham, AL 35203 will be responsible for the investment management of the Funds, including making investment decisions and placing orders to buy, sell or hold a particular security. Founded in 1986, MAM is an indirect wholly owned subsidiary of RFC, a publicly held financial holding company that provides banking and other financial services. MAM also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of twelve funds, and Morgan Keegan Series Fund, Inc., a separately registered investment company consisting of four funds. As of May 31, 2004, MAM has more than $10.0 billion in total assets under management.

MAM has several portfolio managers committed to the day-to-day management of the Funds. The following table identifies each Fund's portfolio manager(s):

FUND                                   PORTFOLIO MANAGER(S)
----                                   --------------------
Growth Equity Fund                     Walter A. Hellwig
Growth & Income Fund                   Walter A. Hellwig
Balanced Fund                          Carter E. Anthony and John B. Norris
Tax-Exempt Bond Fund                   John B. Norris
Intermediate Bond Fund                 Carter E. Anthony and John B. Norris
Short Term Bond Fund                   James C. Kelsoe
Money Funds                            Chad A. Stafko and John B. Norris

Carter E. Anthony, CFA - Mr. Anthony is currently President and Chief Investment Officer of MAM. Mr. Anthony has thirty years of experience in the investment management and research of fixed income and equity securities for insurance company and trust assets. He is responsible for the comprehensive investment policy for MAM, the investment advisor to the Regions Morgan Keegan Select
Funds and Regions Morgan Keegan Trust Company. Mr. Anthony has a BS in
Economics from the University of Alabama, a BA in Accounting from the University of West Florida and a MBA from the University of Alabama at Birmingham. He is a Chartered Financial Analyst.




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Walter A. Hellwig - Mr. Hellwig is currently a Senior Vice President and Senior
Portfolio Manager of MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Hellwig has twenty eight years of experience in the investment management and research of equity and fixed income securities in the financial services industry. Mr. Hellwig has a BSBA and a MBA from Washington University of St. Louis.

James C. Kelsoe, CFA - Mr. Kelsoe is currently Managing Director of Morgan Keegan, Inc., and Senior Portfolio Manager of MAM. Mr. Kelsoe has fourteen years of experience in the investment management and research of fixed income securities and alternative investments in the financial services industry. Mr. Kelsoe has a BS in Finance from the University of Alabama. He is a Chartered Financial Analyst.

John B. Norris, V - Mr. Norris is currently a Senior Vice President, Senior Portfolio Manager and Economist for MAM. He is also the Economist for Regions Financial Corporation. Mr. Norris has twelve years of experience in the investment management and research of money market and fixed income securities in the financial services industry. Mr. Norris has a BA in History from Wake Forest University and a MBA from the University of Baltimore. He is a candidate in the Chartered Financial Analyst program.

Chad A. Stafko - Mr. Stafko is currently an Assistant Vice President and Portfolio Manager for MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Stafko has five years of experience in the investment management and research of money market, fixed and equity securities. Prior to joining the financial services industry he was in public accounting. Mr. Stafko has a BS in Finance and a MBA from Southern Illinois University.

PWC, located at 100 East Broad Street, Columbus, Ohio 43215, will serve as independent accountants to the Trust. PWC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

                                  * * * * * * *

 THIS SUPPLEMENT IS PROVIDED TO UPDATE, AND SHOULD BE READ IN CONJUNCTION WITH,
      THE INFORMATION PROVIDED IN EACH FUND'S PROSPECTUS. INVESTORS SHOULD
                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                  ALLPRO-SUP7/04